SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive  Proxy  Statement

[ ]     Definitive  Additional  Materials

[ ]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
        240.14a-12

                             3TEC ENERGY CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.

[ ]     Fee  computed  on  table  below per Exchange Act Rules 14a(6)(i)(4) and
        0-11.

        (1)  Title  of  each  class  of securities to which transaction applies:

        (2)  Aggregate  number  of  securities  to  which  transaction  applies:

        (3) Per unit price or other underling value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed  maximum  aggregate  value  of  transaction:

        (5)  Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount  Previously  Paid:

        (2)  Form,  Schedule  or  Registration  Statement  No.:

        (3)  Filing  Party:

        (4)  Date  Filed

                             3TEC ENERGY CORPORATION
                       Two Shell Plaza, 777 Walker Street
                                   Suite 2400
                              Houston, Texas 77002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 14, 2000


To  the  Shareholders  of  3TEC  Energy  Corporation:

     A Special Meeting of Shareholders of 3TEC Energy Corporation, a Delaware corporation ("3TEC" or the "Company"), formerly Middle Bay Oil Company, Inc., will be held at the principal office of the Company, Two Shell Plaza, 777 Walker Street, Suite 2400, Houston, Texas, 77002 on Friday, January 14, 2000 at 10:00 a.m., local time, for the purpose of acting on the following matters:

     (1) To consider and approve a proposed amendment to the Company's Certificate of Incorporation to effect a one-for-three reverse stock split of the Company's issued and outstanding shares of common stock, $.02 par value; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of record of the Company's common stock at the close of business on December 9, 1999, will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. A list of the shareholders will be open to the examination of any shareholder, for any purpose relevant to the Special Meeting, for a period of ten (10) days prior to the meeting during regular business hours at the principal office of the Company.

     You are requested to forward your proxy to the Company whether or not you expect to attend in person to ensure that you will be represented at the Special Meeting. Any shareholder who submits the proxy enclosed with the proxy statement has the power to revoke such proxy at any time prior to the exercise thereof by filing with the Company a written revocation at or prior to the Special Meeting, by executing a proxy bearing a later date, or by attending the Special Meeting and voting in person the shares of stock that such shareholder is entitled to vote.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY FORM IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors


                                            /s/ Floyd  C.  Wilson
                                            President  and
                                            Chief  Executive  Officer

Houston,  Texas
January  3,  2000

                             3TEC ENERGY CORPORATION
                       Two Shell Plaza, 777 Walker Street
                                   Suite 2400
                              Houston, Texas 77002



                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 14, 2000

INTRODUCTION

     This proxy statement ("Proxy Statement") is furnished to shareholders of 3TEC Energy Corporation, a Delaware corporation ("3TEC" or the "Company"), formerly Middle Bay Oil Company, Inc., in connection with the solicitation, on behalf of the Board of Directors of 3TEC, of proxies to be used at a Special Meeting of Shareholders to be held at 10:00 a.m., local time, on Friday, January 14, 2000, and all adjournments thereof (the "Special Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The approximate date on which this Proxy Statement and the enclosed form of proxy will be first sent or given to shareholders is January 3, 2000. The principal executive offices of the Company are located at Two Shell Plaza, 777 Walker Street, Suite 2400, Houston, Texas 77002, and the main phone number of the Company is (713) 222-6725. If necessary, please contact the Company at this address or phone number.

PROXY;  RIGHT  TO  REVOKE  PROXY

     Proxies in the form enclosed will be voted at the Special Meeting if properly executed, returned to 3TEC before the Special Meeting and not revoked. Any shareholder giving a proxy may revoke it at any time before the vote by delivering to 3TEC's Secretary at the above address a written revocation, by voting in person at the Special Meeting, or by giving a later dated proxy. Attendance at the meeting will not by itself constitute a revocation. The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy. Whenever the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the common stock. 3TEC may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

     The enclosed form of proxy allows shareholders to grant or withhold discretionary authority to the persons named to vote on any other matters that may properly come before the Special Meeting. 3TEC is not aware of proposals planned to be made at the Special Meeting which are not included in 3TEC's Notice of Special Meeting of Shareholders accompanying this Proxy Statement and has no current intention of making any additional proposals.

BY  WHOM  AND  THE  MANNER  IN  WHICH  THIS  PROXY  IS  BEING  SOLICITED

     The cost of solicitation will be paid by 3TEC. In addition to solicitation of proxies by use of the mails, directors, officers or employees of 3TEC may, without additional compensation, solicit proxies personally, by telephone or by other appropriate means. 3TEC will request banks, brokerage houses and other custodians, nominees or fiduciaries holding shares of Common Stock in their names for others to promptly send proxy materials to, and obtain proxies from, their principals, and 3TEC will reimburse them for their reasonable expenses in doing so. 3TEC has not and will not engage any investment banking or brokerage firm or any professional proxy solicitation firm to solicit proxies. No fees, commissions or other compensation will be paid to anyone for proxy votes solicited by 3TEC.

SHARES  OUTSTANDING

     Voting rights regarding the matters to be considered at the Special Meeting are vested exclusively in the holders of 3TEC's common stock, $ .02 par value ("Common Stock"). The record date ("Record Date") for the holders of Common Stock entitled to vote at the Special Meeting is the close of business on December 9, 1999. At the close of business on that date, 3TEC had issued, outstanding and entitled to vote at the Special Meeting 15,993,092 shares of Common Stock, each of which is entitled to one vote on all matters expected to be voted upon at the Special Meeting.

QUORUM  AND  VOTING

     The presence, in person or by proxy, of the holders of shares of Common Stock entitled to vote at the Special Meeting representing a majority of the shares of outstanding Common Stock is necessary to constitute a quorum at the Special Meeting. Each holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.

     Assuming the presence of a quorum, the affirmative vote of a majority of the holders of the Company's Common Stock is required to approve the one-for-three reverse stock split of 3TEC's Common Stock.

     Abstentions will be included in vote totals and, as such, will have the same effect on the matter voted upon as a negative vote. Where nominee recordholders do not vote on proposals because they did not receive specific instructions on such proposals from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Special Meeting.

                                   PROPOSAL I
              PROPOSAL TO APPROVE OF AN AMENDMENT TO THE COMPANY'S
             CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-THREE
                               REVERSE STOCK SPLIT

                                     GENERAL

     The Board of the Company has approved, subject to shareholder approval, a proposed amendment to the Company's Certificate of Incorporation (the "Amendment") which will effect a one-for-three reverse stock split (the "Reverse Split") of the issued and outstanding shares of Common Stock. The complete text of the Amendment is set forth as Exhibit "A" to this Proxy Statement. The summary of the Amendment set forth below is qualified in its entirety by reference to the full text of the Amendment attached to this Proxy Statement as Exhibit "A". Shareholders are urged to read the agreement carefully in its entirety.

     If the Reverse Split is approved by at least a majority of the holders of Common Stock, the Reverse Split will be effective upon the close of business on the date of filing of the Amendment with the Delaware Secretary of State and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed, automatically and without any action on the part of the shareholders, to represent one-third the number of shares of Common Stock after the Reverse Split (the "New Shares").

     No fractional New Shares will be issued as a result of the Reverse Split. If any shareholder would otherwise receive fractional shares in the Reverse Split, the Company will make a cash payment, in lieu of issuing any fractional share, based on the closing price of one share of Common Stock as of the close of business on the Reverse Split Effective Date, as defined below.

     The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that currently characterize the Common Stock will not be altered by the Reverse Split.

     REVERSE  STOCK  SPLIT

PURPOSES  OF  THE  PROPOSED  REVERSE  SPLIT

     The Board believes that the Reverse Split is desirable for several reasons. Since August 1998, the closing price of the Common Stock has equaled or exceeded $5.00 on only two trading days, August 12 and August 13, 1999. It is expected that, as a result of the Reverse Split, the market price of the Common Stock should increase. The Board believes that this potential increase in price should enhance the acceptability of the Common Stock by institutional investors (many of whom will not invest in securities which trade at a price under $5 per share), as well as the financial community and the investing public at large.

     Additionally, the Board is seeking to list its Common Stock on the NASDAQ National Market, which, among other requirements, requires that the bid price for the applicant's shares of common stock meet or exceed $5.00 per share. The Board believes that being a NASDAQ National Market listed company will further enhance the Company's credibility with the financial community and the investing public at large.

     A variety of brokerage firm policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of these policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. The expected increased price level may also encourage interest and trading in the Common Stock and possibly promote greater liquidity in the future for the Company's shareholders, although liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split is effected.

     SHAREHOLDERS SHOULD NOTE THAT THE BOARD CANNOT PREDICT WHAT EFFECT THE REVERSE SPLIT WILL HAVE ON THE MARKET PRICE OF THE COMMON STOCK. THE COMPANY IS AWARE THAT SOME COMPANIES WHICH HAVE EFFECTED REVERSE STOCK SPLITS HAVE EXPERIENCED A DECLINE IN THEIR AGGREGATE MARKET VALUE, AND THERE CAN BE NO ASSURANCE THAT THE MARKET PRICE PER NEW SHARE AFTER THE REVERSE SPLIT WILL APPROXIMATE THREE TIMES THE MARKET PRICE PER OLD SHARE BEFORE THE REVERSE SPLIT, OR THAT ANY OF THE OTHER EFFECTS WILL OCCUR.

EFFECTING  THE  REVERSE  SPLIT

     The Reverse Split will be effected by means of filing the Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. Assuming approval of the Reverse Split by the requisite vote of the shareholders at the Special Meeting, the Amendment thereafter will be filed with the Delaware Secretary of State as promptly as practicable, and the Reverse Split will become effective as of the date of that filing (the "Reverse Split Effective Date"). After the Reverse Split, without any further action on the part of the Company or the shareholders, certificates representing Old Shares will thereafter represent New Shares equal to one-third of the number of Old Shares.

     Because the number of outstanding shares of Common Stock is being reduced by two thirds after the Reverse Split, the Company's securities which are convertible into Common Stock or are exercisable for Common Stock and which specifically include an adjustment feature for the conversion or the exercise, will be adjusted to reflect the reduced number of outstanding shares of Common Stock and higher per share conversion or exercise price.

     The Company currently has authorized capital stock of 60,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. The Amendment will not reduce the number of authorized shares of Common Stock or of preferred stock. The number of shares of Common Stock into which the preferred stock is convertible will be adjusted proportionately to give effect to the Reverse Split.

     As of the Record Date, the number of issued and outstanding Old Shares was 15,993,092. After the Reverse Split becomes effective, the number of issued and outstanding New Shares as of such date would be approximately 5,331,030, depending on the number of fractional shares purchased by the Company.

     The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Common Stock is admitted for trading on the NASDAQ SmallCap Market. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act or its status as a security traded on the NASDAQ SmallCap Market. As stated above, the Company plans to file an application with the NASD to permit trading of the Common Stock on the NASDAQ National Market.


FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REVERSE  SPLIT

     The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. However, the Company believes that because the Reverse Split is not part of a plan to periodically increase a shareholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following effects. The combination of Common Stock in the Reverse Split should not result in any taxable gain or loss to shareholders for federal income tax purposes. If the Reverse Split is approved, the tax basis of Common Stock received as a result of the Reverse Split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Split will be included in the holding period of the Common Stock received as a result of the Reverse Split.

     This tax discussion is included for general information only and is based on present law. Each shareholder should consult with a tax advisor to determine the specific federal income tax consequences of the Reverse Split as it relates to the shareholder.

HOLDING  PERIOD  FOR  RULE  144

     Rule 144, as promulgated under the Securities Act of 1933, as amended (the "Securities Act"), requires that a holder of restricted securities, securities purchased directly from the Company or from an affiliate of the Company in a private transaction, must hold the securities for a period of at least one year prior to selling the securities in a brokerage transaction under Rule 144. The rule further states that a shareholder who is not an affiliate of the Company, who has held the restricted securities for a period of at least two years can sell the securities without the restrictions of Rule 144. The Reverse Split will not change or affect the existing holding periods of the shareholders who hold Common Stock for Rule 144 purposes.

CERTIFICATES  AND  FRACTIONAL  SHARES

     Upon the Reverse Split Effective Date, the Old Shares will thereafter represent New Shares equal to one-third of the number of Old Shares. The shareholders are not required to submit their Old Shares to be exchanged for New Shares, and New Shares will be issued in due course as old Shares are tendered to the transfer agent for exchange or transfer. However, any shareholder desiring to receive a certificate representing New Shares may submit a certificate representing the Old Shares to American Stock Transfer & Trust Company, the Company's transfer agent ("Transfer Agent") at 40 Wall Street, New York, NY 10005, telephone number (718) 921-8220 with instructions to the Transfer Agent to issue a new certificate. Until any exchange by the Transfer Agent, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-third the number of Old Shares.

     No fractional shares of Common Stock will be issued. In lieu thereof, shareholders holding a number of shares of Common Stock not evenly divisible by three, upon surrender of their certificates representing the Old Shares to the Transfer Agent at the address shown above, will receive a cash payment in lieu of a fractional share based on the closing price of one share of Common Stock as of the close of business on the Reverse Split Effective Date.

MISCELLANEOUS

     Dissenting shareholders do not have appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws. The Board may abandon the proposed Reverse Split at any time before or after the Special
Meeting and prior to the Reverse Split Effective Date if for any reason the Board deems it advisable to abandon the proposal. The Board may consider abandoning the proposed Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital or the liquidity of the Common Stock, among other things. In addition, the Board may make any and all changes to the Amendment that it deems necessary to file the Amendment with the Delaware Secretary of State to give effect to the Reverse Split.

                        RECOMMENDATION AND REQUIRED VOTE

     The amendment of the Certificate of Incorporation to effect a Reverse Split requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. For purposes of the vote to amend the Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the amendment of the Certificate of Incorporation. The Board is of the opinion that the Amendment is advisable and in the best interests of the Company and recommends a vote "FOR" the approval of this Proposal. All proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed proxy card.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO EFFECT A ONE-FOR-THREE REVERSE STOCK SPLIT, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

     The following table sets forth the shares of 3TEC's Common Stock beneficially owned by those persons known by 3TEC to be the beneficial owner of more than five percent of 3TEC's issued and outstanding Common Stock. All percentages are based on 15,993,092 shares of Common Stock issued and outstanding on December 9, 1999.

NAME AND ADDRESS OF         AMOUNT AND NATURE OF   PERCENT OF
BENEFICIAL OWNER            BENEFICIAL OWNERSHIP      CLASS
--------------------------  ---------------------  -----------
3TEC Energy Company L.L.C.     10,482,222(1), (2)       48.26%
5910 N. Central Expressway
Suite 1150
Dallas, TX 75206

EnCap Investments L.L.C.       10,482,222(3), (2)       48.26%
1100 Louisiana
Suite 3150
Houston, TX 77002

Kaiser-Francis Oil Company             3,337,734        20.87%
6733 South Yale
Tulsa, OK 74136

Prudential Capital Group             2,325,529(6)       13.47%
751 Broad Street
Newark, NJ 07102

C. J. Lett, III                        1,187,556         7.43%
9320 East Central
Wichita, KS 67206

Weskids, L.P                           961,154(4)        5.97%
310 South Street
Morristown, NJ  07960

Alvin V. Shoemaker                     948,634(5)        5.86%
8800 First Avenue
Stone Harbor, NJ  08247

(1) As disclosed in a joint filing on Schedule 13D filed with the Securities and Exchange Commission on September 10, 1999, 3TEC LLC is the beneficial owner and has sole voting and dispositive power with respect to 10,482,222 shares of Common Stock.


                                        7

(2) Includes 3,566,666 shares represented by subordinated notes convertible into Common Stock and 2,160,000 shares represented by warrants to purchase Common Stock exercisable within 60 days of this Proxy Statement.

(3) EnCap may be deemed to share voting and dispositive power with respect to the shares of Common Stock owned by 3TEC LLC; however, EnCap disclaims any beneficial ownership of these shares.

(4) As disclosed in a filing on Schedule 13D filed with the Securities and Exchange Commission on November 7, 1997; Weskids, L.P. is presently the beneficial owner and has sole voting and disposition power of 843,687 shares of Common Stock and 117,467 shares of Series B Preferred Stock immediately convertible into not less than 117,467 shares of 3TEC's Common Stock. Weskids, Inc. is the general partner of Weskids, L.P. and effectively controls Weskids, L.P.

(5) As disclosed in a filing on Schedule 13D filed with the Securities and Exchange Commission on December 23, 1997; includes 117,466 shares of Series B Preferred Stock immediately convertible into not less than 117,466 shares of 3TEC's Common Stock. This figure also includes 66,666 shares of Common Stock, subordinated notes convertible into 50,000 shares of Common Stock, and warrants are immediately exercisable for 30,280 shares of Common Stock, all of which Mr. Shoemaker may be deemed to share the power to vote or direct the vote and dispose or direct the disposition of with Shoemaker Family Partners, L.P. and Shoeinvest II, L.P.

(6) This figure includes subordinated notes convertible into 791,281 shares of Common Stock and warrants which are immediately exercisable for 479,206 shares of Common Stock.


SECURITY  OWNERSHIP  OF  MANAGEMENT

     The following table sets forth the shares of 3TEC's Common Stock beneficially owned by each director and executive officer and all directors and executive officers as a group, all as of December 9, 1999.

NAME AND ADDRESS OF                   AMOUNT AND NATURE OF   PERCENT OF
BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP      CLASS
------------------------------------  ---------------------  -----------
Floyd C. Wilson                                      0  (1)           *
Two Shell Plaza, Suite 2400
Houston, TX  77002

David B. Miller                                      0  (2)           *
3811 Turtle Creek Blvd., Suite 1080
Dallas, TX 75219


                                        8

D. Martin Phillips                                   0  (3)           *
1100 Louisiana, Suite 3150
Houston, TX 77002

Frank C. Turner, II                              156,522(4)           *
Two Shell Plaza, Suite 2400
Houston, TX  77002

Robert W. Hammons                                163,546(5)           *
915 Kentbury Court
Katy, TX  77450

Gary R. Christopher                               28,000(6)           *
6733 South Yale
Tulsa, OK  74136

Stephen W. Herod                                 180,683(7)        1.13%
Two Shell Plaza, Suite 2400
Houston, TX  77002

Directors and executive officers                   528,751         3.31%
of the company as a group
(7 persons)

*        Represents  less  than  1%.

(1) Mr. Wilson is the managing director and a member of 3TEC LLC which is the beneficial owner of 10,482,222 of 3TEC's Common Stock.

(2) Mr. Miller is a Managing Director of EnCap, which is a member of 3TEC LLC. EnCap may be deemed to be the beneficial owner of the 10,482,222 shares of 3TEC's Common Stock directly owned by 3TEC LLC; however, EnCap disclaims beneficial ownership of these shares.

(3) Mr. Phillips is a Managing Director of EnCap, which is a member of 3TEC LLC. EnCap may be deemed to be the beneficial owner of the 10,482,222 shares of 3TEC's Common Stock directly owned by 3TEC LLC; however EnCap disclaims beneficial ownership of these shares.

(4) Represents 20,092 shares of Common Stock and 136,500 shares issuable upon exercise of options granted to Mr. Turner.

(5) Represents 7,046 shares of Common Stock and 156,500 shares issuable upon exercise of options granted to Mr. Hammons.


                                        9

(6) Represents 13,000 shares of Common Stock and 15,000 shares issuable upon exercise of options granted to Mr. Christopher. Mr. Christopher is an officer of Kaiser-Francis Oil Company which is the beneficial owner of 3,337,734 shares of 3TEC's Common Stock.

(7) Represents 109,816 shares of Common Stock and 55,000 shares issuable upon exercise of options granted to Mr. Herod and 15,867 shares of Series B preferred stock convertible into 15,867 shares of Common Stock.


                                 OTHER BUSINESS

     The Company does not intend to bring any business before the Special Meeting other than matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Special Meeting by others.


                             DISCRETIONARY AUTHORITY

     At the time of mailing this Proxy Statement, the Board of Directors was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying form of proxy will vote such proxy in accordance with their judgment.



                                  By  Order  of  the  Board  of  Directors



                                  /s/ Floyd  C.  Wilson
                                  President  and
                                  Chief  Executive  Officer


Houston,  Texas
January  3,  2000

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             3TEC ENERGY CORPORATION


     The undersigned, being the President and Secretary, respectively, of 3TEC Energy Corporation (the "Corporation") DO HEREBY CERTIFY as follows:

     1.     The  name  of  the  Corporation  is  3TEC  Energy  Corporation.

     2. The Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for three (3) reverse split of all of the Corporation's issued common stock, par value $.02 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each three (3) issued shares of Common Stock shall be changed into one
            (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

     3.     In order to effectuate the amendment set forth in Paragraph 2 above:

            (a) All of the Corporation's issued Common Stock, having a par value of $.02 per share, is hereby changed into new Common Stock, having a par value of $.02 per share, on the basis of one (1) new share of Common Stock for each three (3) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State for the State of Delaware, provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each Stockholder who would otherwise be entitled to a fractional share as a result of such change shall have only a right to receive one whole share, in lieu of any fractional share otherwise issuable upon conversion.

            (b) The Corporation's 60,000,000 authorized shares of Common Stock, having a par value of $.02 per share, shall not be changed;

            (c) The Corporation's 20,000,000 authorized shares of preferred stock, having a par value of $.02 per share, shall not be changed; and

            (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

     4. The foregoing amendments of the Certificate of Incorporation of the Corporation have been duly adopted by the Corporation's Board of Directors and Stockholders in accordance with the provisions of
            Section  242  of  the  Delaware  General  Corporation  Law.

     IN WITNESS WHEREOF, the undersigned have subscribed this document on the date set forth below.


Dated:  January  __,  2000                Attest:


________________________________          _________________________________
Floyd  C.  Wilson,  President             ________________________, Secretary

                                      PROXY

                             3TEC ENERGY CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             3TEC ENERGY CORPORATION

     The undersigned hereby appoints Floyd C. Wilson and Stephen W. Herod, and each of them, as proxies for the undersigned, with full power in each to appoint a substitute, and hereby authorizes each to represent and to vote, as designated below, all shares of the $.02 par value common stock of 3TEC Energy Corporation ("3TEC" or the "Company"), which the undersigned is entitled to vote at the Special Meeting of the Shareholders of the Company to be held at the principal office of the Company, Two Shell Plaza, 777 Walker Street, Suite 2400, Houston, Texas 77002 on Friday, January 14, 2000, at 10:00 a.m., local time (the "Meeting"), or at any and all postponements, continuations or adjournments thereof.

     Only holders of record of the Company's common stock at the close of business on December 9, 1999, will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO EFFECT A ONE-FOR-THREE REVERSE STOCK SPLIT. In their discretion, the proxies named above are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSAL  I.

1. To consider and vote a proposed amendment to the Company's Certificate of Incorporation to effect a one-for-three reverse stock split of the Company's issued and outstanding shares of common stock, $.02 par value.

     FOR   |_|     AGAINST   |_|     ABSTAIN  |_|



     |_|  Mark  here  for  address  change  and  note  below.


PLEASE  READ  INSTRUCTIONS  ON  THE  REVERSE  SIDE  AND  EXECUTE

IMPORTANT: Before returning the Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. When shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.


                                  Dated:  January  ___,  2000


                                  ________________________________________
                                  Authorized  Signature
                                  ________________________________________
                                  Title


                                  ________________________________________
                                  Authorized  Signature
                                  ________________________________________
                                  Title


Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.

Change  of  Address:

______________________________

______________________________

______________________________